AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data December 31, 2010 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Invested Assets
Total Cash and Invested Assets: $12.6 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches and credit funds.
(As of December 31, 2010)
Equities
3%
Short Term
Investments
1%
Other Investments
4%
Municipals
6%
Corporates
32%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
9%
US Govt/Agency
7%
Agency MBS
21%
ABS
5%
Non Agency RMBS
2%
Non Agency CMBS
4%
AAA
19%
AA
9%
Equities
3%
Below BBB
3%
BBB
9%
A
17%
US
Govt/Agency/Cash &
Cash
Equivalents/Agency
MBS
36%
Other Investments
(unrated)
4%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Gain ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB Total
2010 $49 $- $- $- $49
2009 17 6 - - 23
2008 6 - - - 6
2007 8 1 52 2 63
2006 70 21 12 - 103
2005 88 8 8 - 104
Other 120 7 - - 127
Total $358 $43 $72 $2 $475
Net
Unrealized $14 $2 $5 $- $21

Key Characteristics
• 75.3% AAA, 96.1% senior/super senior tranches
• 115 securities
• Weighted average life of 5.23 years
• Duration of 3.4
• Book yield is 5.42%
• Average price of 104% of par
(As of December 31, 2010)
Total Non Agency CMBS: $475 Million
(4% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 75.6
• Average subordination has improved to 27.1% from 26.2% at origination
• Current percentage of defeased collateral is 6.80%
• Average current collateral delinquency is 17.64%
Asset Class
Amortized
Cost
Net Unrealized
Gain Fair Value
Retail $144 $7 $151
Office 137 6 143
Multifamily 61 3 64
Hotel 34 1 35
Industrial 23 1 24
Mixed use 13 1 14
Self storage 11 1 12
Mobile home 9 - 9
Healthcare 7 - 7
Other 15 1 16
Total $454 $21 $475

Years to Maturity
Amortized
Cost
Net Unrealized
Gain Fair Value
< 2 $93 $1 $94
2.1 – 3 40 2 42
3.1 – 4 31 1 32
4.1 – 5 34 2 36
5.1 – 7 213 15 228
7.1 – 10 32 - 32
> 10 11 - 11
Total $454 $21 $475
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of December 31, 2010)

Agency and Non-Agency RMBS:  Detail
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $252 million with net unrealized loss of
$8 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 67.4% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $2.8 Billion
(22% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $2.6 billion with a net unrealized gain
of $22 million
• Duration of 3.45
• Book yield is 2.60%
(As of December 31, 2010)
Agency RMBS
91%
Non-Agency
RMBS
9%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB
Below
BBB Total
2010 $61 $- $- $- $- $61
2009 2 - - - - 2
2007 11 - 1 - 20 32
2006 6 1 - - 19 26
2005 27 2 - 11 17 57
2004 29 1 1 1 1 33
Other 28 4 - - 1 33
Total $164 $8 $2 $12 $58 $244
Net
Unrealized $(4) $(1) $- $(1) $(2) $(8)
Net Unrealized (Loss) ($ in millions)

Key Characteristics
• 67.4% AAA
• 169 securities
• Weighted average life of  8.28 years
• Duration of 0.24
• Book yield is 4.87%
• Average price of 94% par
(As of December 31, 2010)
$-
$10
$20
$30
$40
$50
$60
$70
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB

Direct Non
Financials
56%
Medium Term
Notes*
3%
Direct Financials
41%

Corporate Debt:  Detail
Total Corporate Debt: $4.2 Billion
(32% of total portfolio)
(As of December 31, 2010)
*Medium-Term Notes primarily comprise European credit issuances
• Average corporate debt rating  A-
• Weighted average life of years 4.40
• Duration of 3.46
• Book Yield is 4.83%

Corporate Debt – Financials: Details
Financials by Subsector: $1.7 Billion
(14% of total portfolio)

(As of December 31, 2010)
Commercial Finance
4%
Consumer Finance
5%
Corporate Finance
5% US
Banking/Brokerage
48%
Insurance
3%
Foreign Banks
20%
Non US Govt
Guaranteed
15%
Amortized
Cost
Net Unrealized
Gain Fair Value
US Banking / Brokerage $792 $27 $819
Foreign Banks 344 1 345
Non US Govt Guaranteed 259 3 262
Corporate Finance 94 - 94
Consumer Finance 80 3 83
Commercial Finance 72 - 72
Insurance 47 1 48
Total $1,688 $35 $1,723
• Included in Investment Grade Corporate Debt for
Financials are $49 million of FDIC guaranteed bonds

Corporate Debt – Financials: Details (Continued)
Amortized
Cost
Net
Unrealized
Gain Fair Value
JP Morgan Chase $138 $3 $141
Morgan Stanley 130 2 132
Bank of America 104 3 107
General Electric Co 92 - 92
Goldman Sachs 87 4 91
Citigroup Inc 86 5 91
HSBC Holdings PLC 66 2 68
US Bancorp 66 - 66
Credit Suisse 45 2 47
KFW Group Corp 45 - 45
Top 10 Direct Financial Holdings ($ in millions)
Amortized
Cost
Net
Unrealized
Gain Fair Value
AAA $292 $6 $298
AA 389 4 393
A 886 20 906
BBB 110 5 115
Below BBB 11 - 11
Total $1,688 $35 $1,723
Financials by Rating ($ in millions)
(As of December 31, 2010)

Industrial
14%
Natural gas
5%
Other
0%
Technology
6%
Transportation
2%
Communications
20%
Consumer cyclicals
7%
Consumer non
cyclicals
19%
Electric
14%
Energy
13%

Corporate Debt – Non-Financials:  Detail
Amortized
Cost
Net Unrealized
Gain Fair Value
Communications $460 $16 $476
Consumer non cyclicals 420 14 434
Electric 318 10 328
Industrial 314 6 320
Energy 281 11 292
Consumer cyclicals 171 2 173
Technology 148 1 149
Natural gas 108 2 110
Transportation 37 0 37
Other 11 0 11
Total $2,268 $62 $2,330
Non-Financials By Subsector: $2.3 Billion
(18% of total portfolio)
(As of December 31, 2010)

Subsector Detail ($ in millions)

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt – Non-Financials:  Detail (Continued)
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
BP PLC 75 4 79
Kraft Foods Inc. 59 3 62
Duke Energy Corp 56 2 58
AT&T 55 2 57
Anheuser-Busch 47 1 48
Directv 45 (1) 44
Occidental
Petroleum Corp 42 2 44
Time Warner Cable
41 2 43
Verizon
Communications
Inc. 40 4 44
Pfizer Inc
35 1 36
Amortized
Cost
Net Unrealized
Gain Fair Value
AAA $42 $- $42
AA 154 5 159
A 927 34 961
BBB 890 22 912
Below BBB 255 1 256
Total $2,268 $62 $2,330
Non Financials by Rating ($ in millions)

(As of December 31, 2010)

Student Loan
19%
Other ABS
5%
Equipment
2%
Auto
54%
Credit card
13%
CDO
1%
CLO - debt
tranches
6%

ABS:  Detail
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto $354 $4 $358
Student Loan 122 3 125
Credit card 83 - 83
CLO –
debt tranches 57 (14) 43
Equipment 15 - 15
CDO 4 - 4
Other ABS 33 1 34
Total $668 $(6) $662

ABS by Subsector: $662 Million
(5% of total portfolio)
(As of December 31, 2010)
Subsector Detail ($ in millions)
Key Characteristics
• 93.1% AAA
• 105 securities
• Weighted average life of  years 3.75
• Duration of  1.04
• Book yield is 1.97%
• Average price of 102% of par

Fund of
Funds
66%
Single
Managers
34%
Other Investments Overview
CLO - equity
tranches
11%
Credit funds
20%
Hedge
Funds
69%
Total Other Investments: $519 million
(4% of total portfolio)
(As of December 31, 2010)

Key Characteristics
• Credit funds – invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Fund of Funds – seek to achieve attractive risk adjusted total returns by investing in a large diversified portfolio of asset managers
• Single managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments